EXHIBIT 10.27T

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

NINETEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This NINETEENTH AMENDMENT (this “Nineteenth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Nineteenth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Nineteenth Amendment. If the terms and conditions set forth in this Nineteenth Amendment conflict with the Agreement, the terms and conditions of this Nineteenth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Nineteenth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Nineteenth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Nineteenth Amendment. Except as amended by this Nineteenth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

CSG and Customer agree to the following:

1.
Customer desires to receive the [*** ****** **** ********, and CSG agrees to provide the *** ****** ********] to Customer. Therefore, the following changes are hereby made to the Agreement:

(a)
Schedule C, “Recurring Services”, is hereby amended to add the following to the list of Recurring Services:

[*** ****** **** ********] Exhibit C-24

(b)
Schedule C, “Recurring Services”, is hereby amended by adding Exhibit C-24, which is attached hereto and incorporated into by reference.

(c)
Schedule F, “Fees”, Section entitled “IV. Ancillary Products and Services,” is hereby amended to add a new Subsection L, “[*** ****** ********]”, as follows:

L. [*** ****** ********]

Description of Item/Unit of Measure	Frequency	Fee
1. [*** ****** **** ********]
A. [**************] Services (Note 1)	Per Request	Quote
B. [**** *******] Fees (Notes 2-4)
▪ Tier I: [***** *****]	[*******]	$[********]
▪ Tier II: [***** *****]	[*******]	$[********]
▪ Tier III: [***** *****]	[*******]	$[********]
▪ Tier IV: [****** *****]	[*******]	$[********]
▪ Tier V: [****** *****]	[*******]	$[********]
▪ Tier VI: [****** *****]	[*******]	$[********]
▪ Tier VII: ****** *****]	[*******]	$[********]

Note 1: [**************] Services and the associated fees are set forth in that certain Statement of Work entitled “[********* *** ******” (CSG document no. *****) (“SOW *****]”) to be duly executed by both parties.

Note 2: Initially, Customer shall receive the [**** ********] set up for Customer pursuant to SOW [***** at **** ******** **** * (**********] capacity). This combination of [**** ******** and **** ******** is ********** ******* *******]. CSG shall invoice and Customer agrees to pay the [**** *******] Fees as set forth in subsection 1.B in the table above in support of Customer’s then current [******* *******] in accordance with the terms and conditions of the Agreement. Customer may, at any time during the then current [*******] Period, elect to increase the [**** ******** at any time during such ******* ******] upon providing CSG with [****** (**]) days advance written notice (e-mail shall suffice) prior to the [*****] such increase is desired. Upon increasing the [**** ********] in accordance with Customer’s written notice, CSG will [***********] begin invoicing Customer for the [**** *******] Fee applicable to Customer’s then current [******* *******] including the higher [**** ********] and Customer shall pay for such increased [**** ********] in accordance with the terms and conditions of the Agreement. Thereafter, Customer will continue to be invoiced at the fees set forth above for the [****** **** ********] for as long as Customer receives the [****] Services, unless and until Customer requests an increase to a [****** **** ********] at which time the process described in this Note 2 shall be repeated.

Note 3: The [*******] Period for the [****] Services will commence on the Effective Delivery Date as prescribed by SOW [*****]. Customer hereby commits to a minimum [*******] Period of [****** (**) ******]. After the initial [****** (**) *****] period, the Service Period shall automatically renew for successive [****** (**]) month renewal periods unless Customer provides CSG with written notice of non-renewal (e-mail shall suffice) at least [****** (**) **** prior to the end of the then current ****** (**) *****] renewal period of its desire to terminate the [****] Services at the end of the then current renewal period.

Note 4: Any additional fees resulting from the actual test [**** / ***] performed by Customer is not included and is the responsibility of the Customer.

IN WITNESS WHEREOF the parties hereto have caused this Nineteenth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: __/s/ Jeur Abeln__________________	By: _/s/ Rasmani Bhattacharya____________
Name: __Jeur Abeln___________________	Name: _Rasmani Bhattacharya____________
Title: _SVP Procurement______________	Title: _SVP and General Counsel__________
Date: _31-Mar-22__________________	Date: __Mar 17, 2022_________________

Exhibit C-24

[*** ****** **** ********]

1.
[******* ************

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[******* *******]	[************* ** ****** **** *** ****]	[***]
	[*** *****]	[***]
	[**** ******** *** ******** *** ******* ********]	[***]
	[*** ********]	[***]
	[** *** ******** *]	[***]
	[** *** ******** *&*]	[***]
	[** *** ******** *&** ********* ****** *****]	[***]
	[*** * *** *******]	[***]
[**** *******]	[*****]
[******* *******]
•
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•
[*** ********: *** ******* ***** ****** **** ***** (******** *** ************])
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[** (***) ******** * ***** (******** *** ************ *** *** *******])
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[** (***) ******** * & * ***** (******** *** ************ *** *** *******])
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b.
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c.
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d.
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